UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 22, 2007
TEKELEC

(Exact name of registrant as specified in its charter)

California	000-15135	95-2746131

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 Paramount Parkway, Morrisville, North Carolina	27560

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (919) 460-5500

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02	Results of Operations and Financial Condition	1
Item 9.01	Financial Statements and Exhibits	1
Exhibit 99.1

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Item 2.02      Results of Operations and Financial Condition
     On February 22, 2007, the Company issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The information in this Item 2.02 and in Exhibit 99.1 furnished herewith shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01.       Financial Statements and Exhibits
     (d)            Exhibit
     The following Exhibit 99.1 is furnished as a part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated February 22, 2007 of the Company

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tekelec
Dated: February 22, 2007	By:	/s/ Franco Plastina
Franco Plastina
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 22, 2007 of the Company

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